UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 28, 2019

BETTER CHOICE COMPANY INC.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4025 Tampa Rd, Suite 1117
Oldsmar, Florida
(Address of principal executive offices) (Zip Code)

(617) 577-0300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02          Unregistered Sales of Equity Securities.

On August 28, 2019, Better Choice Company Inc., a Delaware corporation (the “Company”) consummated a private placement (“Private Placement”) of securities and issued to an affiliate of iHeartMedia + Entertainment, Inc. (“iHeart”) 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $5.00 per share.  The consideration to be received by the Company was in the form of advertising inventory with an aggregate value of $5.0 million to be provided by iHeart.

In August 2019, the Company offered to certain of its warrant holders the opportunity to exercise, in full or in part, their warrants to purchase shares of Common Stock at a reduced exercise price and receive shares of Common Stock (the “Warrant Exercise Offer”). The Warrant Exercise Offer was made to several holders of warrants issued with an exercise price of $4.25 per share, and participating holders were entitled to exercise their warrants for $3.50 per share and receive in exchange for each warrant exercised 1.1 shares of Common Stock instead of 1 share of Common Stock as provided under the terms of the original warrant. The Company received exercise notices for a total of 811,666 warrants, resulting in the Company’s receipt of approximately $2.8 million and, on August 30, 2019, the Company issued 892,832 shares of Common Stock to those who participated in the Warrant Exercise Offer.

Each of the Private Placement and the Warrant Exercise Offer was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The securities were offered without any general solicitation by the Company or its representatives, and no commissions or fees were paid in connection with the Private Placement or the Warrant Exercise Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: September 4, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Co-Chief Executive Officer